Commitments, Contingencies and Off-Balance-Sheet Risk	12 Months Ended
Dec. 31, 2020
Commitments And Contingencies Disclosure [Abstract]
Commitments, Contingencies and Off-Balance-Sheet Risk

NOTE 18 - COMMITMENTS, CONTINGENCIES AND OFF-BALANCE-SHEET RISK

Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet risk to credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.

NOTE 18 - COMMITMENTS, CONTINGENCIES AND OFF-BALANCE-SHEET RISK (Continued)

The contractual amount of financial instruments with off-balance-sheet risk was as follows at year-end.

	2020		2019
	Fixed Rate	Variable Rate	Fixed Rate	Variable Rate
Commitments to extend credit:
Lines of credit and construction loans	$38,474	$427,864	$15,155	$396,516
Overdraft protection	6	41,707	5	37,286
Letters of credit	615	986	624	776
	$39,095	$470,557	$15,784	$434,578

Commitments to make loans are generally made for a period of one year or less. Fixed-rate loan commitments included above had interest rates ranging from 3.50% to 8.00% at December 31, 2020 and 4.50% to 8.00% at December 31, 2019. Maturities extend up to 30 years.

Civista is required to maintain certain reserve balances on hand in accordance with the Federal Reserve Board requirements. The average reserve balance maintained in accordance with such requirements was $0 on December 31, 2020 and $7,127 on December 31, 2019.